Exhibit 32.2

Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

This certification is provided pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the Quarterly Report on Form 10-Q for the period ended March 31, 2005 of Horizon Offshore, Inc. (the Company) as filed with the Securities and Exchange Commission on the date hereof (the Report).

I, Ronald D. Mogel, Vice President and Chief Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald D. Mogel

Ronald D. Mogel
Vice President and
Chief Financial Officer
May 10, 2005